SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)           September 3, 1996
                                                          ----------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



           1-8483                                     95-3825062
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(Commission File Number)                    (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California              90245
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.           OTHER EVENTS



On September 3, 1996, the following news release was issued:




                 Unocal Announces Exchange and Conversion Ratios
                 for New Trust Convertible Preferred Securities
                 ----------------------------------------------


         El Segundo, Calif., Sept. 3, 1996 -- Unocal Corporation today announced the exchange and conversion ratios of its offer to exchange new 6-1/4% Trust Convertible Preferred Securities of Unocal Capital Trust for existing shares of the company's outstanding $3.50 Convertible Preferred Stock.

     The ratios were determined by formulas set out in the exchange offer prospectus dated Aug. 7, 1996.

         The company will exchange 1.116 of the 6-1/4% Trust Convertible Preferred Securities for each existing share of the $3.50 Convertible Preferred Stock that is validly tendered and accepted under the company's current exchange offer.

         Each Trust Convertible Preferred Security, which will have a liquidation amount of $50 per security, will be convertible into 1.175 shares of Unocal common stock beginning 90 days following the first day of issuance of the Trust Convertible Preferred Securities. This conversion ratio is based on a conversion price of $42.56 per share of Unocal common stock.

         The exchange offer expires at 12:00 midnight, New York City time, on Sept. 5, 1996. Consummation of the offer is conditioned on receipt of at least 4,000,000 validly tendered shares of the $3.50 Convertible Preferred Stock.

     Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. are acting as dealer managers to solicit exchanges. The Bank of New York is acting as exchange agent.

     The exchange offer prospectus is available from D.F. King & Co., 77 Water Street, New York, NY 10005 (Toll free: 800/848-3051; Collect: 212/269-5550), which has been retained as information agent. Holders of the $3.50 Convertible Preferred Stock should contact Morgan Stanley (800/835-9668, ext. 2262) or Goldman, Sachs (800/323-5678) for additional information.



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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           UNOCAL CORPORATION
                                              (Registrant)




Date:  September 3, 1996          By:      /s/ CHARLES S. MCDOWELL
- ------------------------                   -----------------------
                                           Charles S. McDowell,
                                           Vice President and Comptroller







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